FIRST AMENDMENT
TO THE
PNM RESOURCES, INC.
2022 LONG-TERM INCENTIVE PLAN
The 2022 Long-Term Incentive Plan (the “Plan”) was adopted pursuant to the PNM Resources, Inc. 2014 Performance Equity Plan (the “PEP”). By this instrument, the Company desires to amend the Plan as set forth below.
1.This First Amendment shall be effective as of the date executed below.
2.Attachment B to the Plan is hereby amended and restated to read as attached as Exhibit 1 hereto.
3.Attachment C to the Plan is hereby amended and restated to read as attached as Exhibit 2 hereto.
4.This First Amendment amends only the provisions of the Plan as noted above, and those provisions not expressly amended shall be considered in full force and effect. Notwithstanding the foregoing, this First Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions and intent of this First Amendment.
IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed by its duly authorized representative on this 7th day of July, 2022.
PNM RESOURCES, INC.

/s/ Patrick V. Apodaca
Patrick V. Apodaca
SVP and General Counsel

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Exhibit 1

ATTACHMENT B
Performance Share Award Opportunity Table

Officer Level	Threshold Award	Target Award	Maximum Award
CEO	Performance Shares = 101.5% of base salary	Performance Shares = 203% of base salary	Performance Shares = 406% of base salary
President and COO as of May 21, 2022	Performance Shares = 57.75% of base salary	Performance Shares = 115.5% of base salary	Performance Shares = 231% of base salary
EVP; and SVP and Chief Financial Officer from January 1, 2022 through May 20, 2022	Performance Shares = 52.5% of base salary	Performance Shares = 105% of base salary	Performance Shares = 210% of base salary
All other SVPs (other than SVP and Chief Financial Officer from January 1, 2022 through May 20, 2022)	Performance Shares = 29.75% of base salary	Performance Shares = 59.5% of base salary	Performance Shares = 119% of base salary
VP and Chief Information Officer and VP, Human Resources	Performance Shares = 19.25% of base salary	Performance Shares = 38.5% of base salary	Performance Shares = 77% of base salary
VP (other than VP and Chief Information Officer and VP, Human Resources)	Performance Shares = 17.5% of base salary	Performance Shares = 35% of base salary	Performance Shares = 70% of base salary

4858-6321-7695.3

Exhibit 2

ATTACHMENT C
Time-Vested Restricted Stock Rights Award Opportunity Table

Officer Level	Award
CEO	Restricted Stock Rights = 87% of base salary
President and COO	Restricted Stock Rights = 49.5% of base salary
EVP	Restricted Stock Rights = 45% of base salary
SVP	Restricted Stock Rights = 25.5% of base salary
VP and Chief Information Officer and VP, Human Resources	Restricted Stock Rights = 16.5% of base salary
VP (other than VP and Chief Information Officer and VP, Human Resources)	Restricted Stock Rights = 15% of base salary

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